AFL-CIO Housing Investment Trust 485BPOS

Exhibit 1

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Helen R. Kanovsky
(Signature)

		Trustee Name:	Helen R. Kanovsky
(Please Print or Type)

Date:	January 22, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Vincent Alvarez
(Signature)

		Trustee Name:	Vincent Alvarez
(Please Print or Type)

Date:	January 12, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Kenneth W. Cooper
(Signature)

		Trustee Name:	Kenneth W. Cooper
(Please Print or Type)

Date:	February 7, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Harpreet S. Peleg and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Timothy J. Driscoll
(Signature)

		Trustee Name:	Timothy J. Driscoll
(Please Print or Type)

Date:	February 21, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Kevin Filter
(Signature)

		Trustee Name:	Kevin Filter
(Please Print or Type)

Date:	January 20, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Bridget Gainer
(Signature)

		Trustee Name:	Bridget Gainer
(Please Print or Type)

Date:	January 15, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Sean McGarvey
(Signature)

		Trustee Name:	Sean McGarvey
(Please Print or Type)

Date:	January 27, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Terence O’Sullivan
(Signature)

		Trustee Name:	Terence O’Sullivan
(Please Print or Type)

Date:	February 27, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Jack F. Quinn, Jr.
(Signature)

		Trustee Name:	Jack F. Quinn, Jr.
(Please Print or Type)

Date:	February 20, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Kenneth E. Rigmaiden
(Signature)

		Trustee Name:	Kenneth E. Rigmaiden
(Please Print or Type)

Date:	January 31, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Jamie S. Rubin
(Signature)

		Trustee Name:	Jamie S. Rubin
(Please Print or Type)

Date:	February 20, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Deidre L. Schmidt
(Signature)

		Trustee Name:	Deidre L. Schmidt
(Please Print or Type)

Date:	February 17, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Elizabeth H. Shuler
(Signature)

		Trustee Name:	Elizabeth H. Shuler
(Please Print or Type)

Date:	February 7, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Tony Stanley
(Signature)

		Trustee Name:	Tony Stanley
(Please Print or Type)

Date:	January 17, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Harry W. Thompson
(Signature)

		Trustee Name:	Harry W. Thompson
(Please Print or Type)

Date:	January 20, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ William C. Thompson, Jr.
(Signature)

		Trustee Name:	William C. Thompson, Jr.
(Please Print or Type)

Date:	February 5, 2020

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Richard L. Trumka
(Signature)

		Trustee Name:	Richard L. Trumka
(Please Print or Type)

Date:	February 6, 2020